                                                                   EXHIBIT 10.42

                         ACKNOWLEDGEMENT OF ASSIGNMENT
                         -----------------------------


TO:  PHOENIXCOR, INC.
     65 WATER STREET
     SOUTH NORWALK, CONNECTICUT 06854

     RE:  ASSIGNMENT OF LOAN WITH OXFORD VENTURE LEASING, LLC

Ladies and Gentlemen:

     Reference is made to the annexed Master Loan and Security Agreement No. 7237 dated June 18, 1998 (the "Loan Agreement") between Oxford Venture Leasing, LLC ("Lender") and the undersigned Paradigm Genetics, Inc. ("Borrower"), covering the collateral described in the Loan Agreement (the "Collateral"). We consent to Lender's assignment of the Loan Agreement to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the Lender with respect to the Loan Agreement, we hereby acknowledge and agree that:

     1. The Loan Agreement is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with their terms. We have not entered into any agreement with any person modifying the provisions of the Loan Agreement and we cannot make any future modification, termination or settlement of amounts due under the Loan Agreement except with the consent of your or your assigns.

     2. The Loan Agreement describes the entire agreement between Lender and us regarding our use of and rights and obligations with respect to the Collateral except: (none). There are no "side letters" or verbal understandings between us and Lender modifying the provisions of the Loan Agreement or otherwise affecting our obligations to make the payments thereunder.

     3. The Collateral was first delivered to our premises located at 106 Alexander Drive, Building 6, Research Triangle Park, NC 27709 on or after the invoice dates set forth on the attached Equipment Schedule Exhibit A and has been unconditionally accepted by us and is in satisfactory working order on the date hereof. We agree to make no claim against you with respect to the Collateral. We further agree that you may inspect the Collateral on reasonable prior verbal or written notice to us.

     4. Lender has assigned to you all of its right, title and interest in the Loan Agreement but none of its obligations and you are the Lender of record under the Loan Agreement. We remit to you all of the forty-nine (49) successive monthly installments consisting of twelve (12) payments of $4,238.45, followed by thirty-six payments of $12,324.42, followed by one final payment of $39,891.31 commencing on the funding date on or about July 8, 1998 and continuing on the same day of every month thereafter. We will have no obligation to you and you will have no obligation to us with respect to any installments under the Note due or paid to Lender prior to such date. We agree to pay all the installments to you or your assigns unconditionally without defense, setoff or counterclaim. However, we preserve all our rights against Lender. We agree to make all payments due and to give all notices and information required under the Loan Agreement to you at your above address or to any revised address of which you or your assigns may advise us.

     5. We have received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Loan Agreement, the amounts payable thereunder or the Collateral.

     6. No event of default (or that which would constitute an event of default under the Loan Agreement with the passage of time, giving of no notice, or both) on our part, or to our knowledge, on the part of Lender, has occurred in the performance of each such party's obligations under the Loan Agreement.

     7. This Acknowledgement of Assignment shall inure to the benefit of your successors and assigns.

     8. We acknowledge that the Loan and all related documents are governed by the laws of the State of Connecticut and were entered into with the understanding that they where to be assigned to you and you require that the laws of Connecticut govern your transactions so that the documents will be applied and interpreted uniformly. We agree that such laws bear a reasonable relationship to the Loan and related documents.

DATED:  June 18, 1998

                                    Very truly yours,


                                    PARADIGM GENETICS,INC.

                                    By:__________________________________

                                    Title:_______________________________


                           ACKNOWLEDGEMENT OF LENDER
                           -------------------------

The undersigned Lender under the Loan Agreement defined in the foregoing Acknowledgment of Assignment hereby consents to the foregoing and confirms that it has assigned all remaining installments under the Loan Agreement to Phoenixcor, Inc. as specified in the Acknowledgment of Assignment.

DATED:  June 18, 1998

OXFORD VENTURE LEASING, LLC
(LENDER)

BY:_________________________

TITLE:PRESIDENT
      ----------------------

TRADOCS:1311487.2(s3y702!.DOC)

                                       3